UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 I.R.S. Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURE
Press Release

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Methode Electronics, Inc. Press Release dated June 24, 2004.

ITEM 12. Results of Operations and Financial Condition

     On June 24, 2004, Methode Electronics, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
	By:	/s/ Douglas A. Koman
Douglas A. Koman
Date: June 24, 2004		Chief Financial Officer